SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549


                      --------------------


                            FORM 8-K

                         CURRENT REPORT

               PURSUANT TO SECTION 13 OR 15(d) OF

               THE SECURITIES EXCHANGE ACT OF 1934


                      --------------------


Date of Report (Date of Earliest Event Reported): October 31, 1997


                     ETS INTERNATIONAL, INC.
     (Exact name of Registrant as specified in its charter)


         Virginia          00019678        54-1414643
       (State or other    (Commission    (IRS Employer
       jurisdiction of    File Number)   Identification No.)
       incorporation)


          1401 Municipal Road, NW
          Roanoke, Virginia                     24012
     (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code: (540) 265-0004


                         Not Applicable
----------------------------------------------------------------------------
  (Former name or former address, if changed since last report)

   Item 2.   Acquisition or Disposition of Assets
   ------    ------------------------------------

   ETS Analytical Services, Inc. ("ETSAS"), a Virginia corporation and wholly owned subsidiary of ETS International, Inc. ("ETSI"), sold substantially all of its assets on October 31, 1997, to Q Enterprises, Inc., a newly formed Virginia corporation, in consideration of a promissory note in the principal amount of $1,380,000. The note is secured by a pledge of all of the outstanding shares of Q Enterprises, Inc. and provides for monthly payments of principal and interest (at the rate of 8.5% per annum). The note payments are amortized over 30 years with a balloon payment after 10 years.

   The purchase price was based upon the book value of ETSAS's assets sold plus goodwill. Q Enterprises, Inc. has agreed to assume certain equipment lease obligations of $180,000 and certain operating agreements of ETSAS.

   Q Enterprises Inc. is owned by James B. Quarles, a former employee and Senior Vice President of ETS International, Inc.

   ETS International, Inc., a Virginia corporation, is a technology based firm which provides environmental and infrastructure products and services. ETSI specializes in toxic emission measurement and control, as well as infrastructure design, construction and maintenance. Subsequent to this sale, ETS operates through three affiliates: ETSI, ETS Water and Waste Management, Inc. ("ETSW") and ETS Liner, Inc., a subsidiary of ETSW.

   Item 7.   Financial Statements, Pro Forma Financial Information and
   ------    ---------------------------------------------------------
             Exhibits
             --------

   (c)  Exhibits

          Exhibits 2 -   Asset Purchase Agreement by and among ETS
                         Analytical Services, Inc. and Q Enterprises, Inc.
                         dated October 31, 1997.

                           SIGNATURES


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           ETS INTERNATIONAL, INC.



                              By s/John D. McKenna
                                 -------------------------------
                                  John D. McKenna
                                  President

Date: November 4, 1997

                                                   Exhibit 2





                    ASSET PURCHASE AGREEMENT


                          By and Among


                  ETS ANALYTICAL SERVICES, INC.

                                             Seller,



                               and

                      Q ENTERPRISES, INC.,

                                             Buyer.












                        October 31, 1997

                        TABLE OF CONTENTS


                                                             Page
                                                             ----

ARTICLE I - DEFINITIONS . . . . . . . . . . . . . . . . . . .  1

ARTICLE II - SALE AND TRANSFER OF PROPERTY. . . . . . . . . .  2
     Section 2.1  Transfer by Seller. . . . . . . . . . . . .  2
     Section 2.2  Determination and Allocation of Purchase
                  Price . . . . . . . . . . . . . . . . . . . .2
     Section 2.3  Payment . . . . . . . . . . . . . . . . . .  2
     Section 2.4  Assumption of Operating Agreements and
                  Work-in-Progress. . . . . . . . . . . . . .  2
     Section 2.5  Post Closing Adjustments to Purchase Price. .3

ARTICLE III - OTHER AGREEMENTS. . . . . . . . . . . . . . . .  3
     Section 3.1  Performance by Buyer After Closing. . . . .  3
     Section 3.2  Third Party Consents. . . . . . . . . . . .  3
     Section 3.3  Personnel . . . . . . . . . . . . . . . . .  3
     Section 3.4  Bulk Sales Laws . . . . . . . . . . . . . .  3
     Section 3.5  Buyer's Other Commitments . . . . . . . . . .3
     Section 3.6  Prohibited Solicitation . . . . . . . . . .  4
     Section 3.7  Limitations on Buyer's Activities . . . . . .4
     Section 3.8  Hazardous Waste Removal . . . . . . . . . . .5
     Section 3.9  Accounts Receivable . . . . . . . . . . . . .5

ARTICLE IV - REPRESENTATIONS AND WARRANTIES OF SELLER . . . .  6
     Section 4.1  Corporate Status. . . . . . . . . . . . . .  6
     Section 4.2  Authority . . . . . . . . . . . . . . . . .  6
     Section 4.3  Title to Assets . . . . . . . . . . . . . .  6
     Section 4.4  Condition of Assets . . . . . . . . . . . .  6

ARTICLE V - REPRESENTATIONS AND WARRANTIES OF BUYER . . . . .  6
     Section 5.1  Status. . . . . . . . . . . . . . . . . . .  6
     Section 5.2  Authorization of Agreement. . . . . . . . .  7

ARTICLE VI - CLOSING. . . . . . . . . . . . . . . . . . . . .  7
     Section 6.1  Place and Date of Closing . . . . . . . . . .7
     Section 6.2  Closing Costs . . . . . . . . . . . . . . .  7
     Section 6.3  Delivery by Seller. . . . . . . . . . . . .  7

ARTICLE VII - INDEMNIFICATION . . . . . . . . . . . . . . . .  8

ARTICLE VIII - MISCELLANEOUS. . . . . . . . . . . . . . . . . .9
     Section 8.1  Parties in Interest . . . . . . . . . . . . .9
     Section 8.2  Governing Law . . . . . . . . . . . . . . .  9
     Section 8.3  Entire Agreement. . . . . . . . . . . . . . .9
     Section 8.4  Broker's Commission . . . . . . . . . . . .  9
     Section 8.5  Notices . . . . . . . . . . . . . . . . . . .9
     Section 8.6  Severability. . . . . . . . . . . . . . . . 10
     Section 8.7  Counterparts. . . . . . . . . . . . . . . . 10
     Section 8.8  Third Party Beneficiary . . . . . . . . . . 10

ARTICLE IX - POST CLOSING COVENANTS . . . . . . . . . . . . . 11
     Section 9.1    Affirmative Covenants of the Buyer. . . . 11
     Section 9.1.1  Financial Reports and Other Data. . . . . 11
     Section 9.1.2  Existence . . . . . . . . . . . . . . . . 11
     Section 9.1.3  Insurance on Properties . . . . . . . . . 11
     Section 9.1.4  Maintain Property . . . . . . . . . . . . 11
     Section 9.1.5  Rights to Inspection. . . . . . . . . . . 12

                            SCHEDULES

          Schedule A - List of Equipment
          Schedule B - List of Shared Leases



                            EXHIBITS

          Exhibit 1  -  Promissory Note
          Exhibit 2  -  Pledge Agreement
          Exhibit 3  -  Assumption Agreement
          Exhibit 4  -  Opinion of Buyer's Counsel

                    ASSET PURCHASE AGREEMENT
                    ------------------------


     THIS AGREEMENT, dated as of October 31, 1997, by and among ETS ANALYTICAL SERVICES, INC., a Virginia corporation ("Seller"), and Q ENTERPRISES, INC., a Virginia corporation ("Buyer"), relating to the sale by Seller and purchase by Buyer of certain assets of Seller, provides:


                     ARTICLE I - DEFINITIONS
                     -----------------------

     As used in this Agreement, the following words and phrases have the following meanings, respectively:

     "Assets" shall mean all of the assets of Seller, tangible and intangible, used in its laboratory testing business (the "Business"), including, but not limited to, the equipment listed on Schedule A, accounts receivable, Supplies, Operating Agreements, Work-in-Progress and Prepayments, and except cash, corporate records, claims (if any) against employees or former employees, claims and causes of action against third parties, notes and accounts receivable due from employees or former employees.

     "Assumed Liabilities" shall mean all of Seller's notes payable secured by the Assets, financing leases and true leases of personal property, excluding IRS liabilities, inter-company liabilities, trade accounts payable, claims arising or accruing prior to Closing with regard to Seller's operation of the Business and accrued expenses. It is expressly understood that the financing leases and true leases listed on Schedule B relate in part to equipment that is used by Buyer. Schedule B lists the monthly lease payment that is to be made by the Buyer and the entity to which such payment is to be made. The payments shall be made by the fifth day of each month beginning on November 5, 1997 and ending when the respective lease terminates. Unless specifically assumed herein, no liability of Seller shall be or become a liability of Buyer.

     "Closing" or "Closing Date" as defined in Section 6.1.

     "Leased Real Property" shall mean the real property leased by Seller at 1401 Municipal Road, NW, Roanoke, Virginia 24012, 2975 Prosperity Avenue, Fairfax, Virginia 22031-2208, and 809 Live Oak Drive, Suite 21, Chesapeake, Virginia 23320.

     "Operating Agreements" shall mean the (i) outstanding purchase orders,
(ii) all other oral or written contracts listed of Seller entered into in the ordinary course of business, including but not limited to the Leased Real Property.

     "Supplies" shall mean inventories of chemicals, liquids and other materials used by Seller in the ordinary course of business.

     "Prepayments" shall mean deposits and prepayments received by Seller prior to Closing that have not been earned by Seller or that otherwise represent payments for services or materials that are to be provided after Closing and other prepaid expenses.

     "Work-in-Progress" or "Percentage of Completion" shall mean orders and work in process but uncompleted as of Closing.

           ARTICLE II - SALE AND TRANSFER OF PROPERTY
           ------------------------------------------

     Section 2.1 Transfer by Seller.  At Closing, Buyer agrees to
                 ------------------
purchase from the Seller, and the Seller agrees to sell to Buyer, all of the Assets. The Assets shall be transferred as of Closing.

     Section 2.2 Determination and Allocation of Purchase Price.  The
                 ----------------------------------------------
purchase price shall be $1,380,000.00 plus the Buyer's assumption of the Assumed Liabilities. The purchase price shall be allocated in accordance with Section 1060 of the Internal Revenue Code and comparable provisions of state and local laws and regulations, and the parties agree to cooperate in the timely filing of all returns (including Form 8594), schedules and forms as may be required by such laws and regulations.

     Section 2.3 Payment.  The aggregate purchase price will be paid at
                 -------
Closing as follows:

          (a)    Promissory Note.  Buyer shall deliver a promissory note
                 ---------------
to Seller in the principal amount of $1,380,000.00. The promissory note shall be in the form of Exhibit 1 attached hereto and shall be secured by a pledge of all of Buyer's stock in the form of Exhibit 2.

          (b)    Assumption of Liabilities.  Buyer agrees to assume and
                 -------------------------
discharge the Assumed Liabilities by execution and delivery of the Assumption Agreement attached hereto as Exhibit 3.

     Section 2.4 Assumption of Operating Agreements and Work-in-Progress.
                 -------------------------------------------------------
At Closing, Buyer will assume and agree to perform the Operating Agreements and Work-in-Progress by execution and delivery of the Assumption Agreement attached hereto as Exhibit 3.

     Section 2.5 Post-Closing Adjustments to Purchase Price.  The
                 ------------------------------------------
following items shall be adjusted as of the Closing Date and shall be added to or deducted from the Purchase Price as the case may be: (i) accounts receivable of $314,000(net of reserve); (ii) Percentage of Completion of $236,000; and (iii) Prepayments of $60,000. The adjustments shall take place as soon as the amount of all items are determined and the parties agree to execute all necessary documentation to reflect the adjustments. Adjustments will be made to the Note.


                 ARTICLE III - OTHER AGREEMENTS
                 ------------------------------

     Section 3.1 Performance by Buyer After Closing.  If requested by
                 ----------------------------------
Seller, Buyer agrees to assist Seller with retesting of any samples or other work performed by Seller prior to Closing. Seller agrees to pay Buyer for such work at market rates.

     Section 3.2 Third Party Consents.  Buyer shall be responsible for
                 --------------------
obtaining, where necessary, consents of third parties to the assignment of Operating Agreements by Seller to Buyer. Seller agrees to cooperate with Buyer in obtaining the consents. To the extent consent to an Operating Agreement is subject to the personal guaranty of James B. Quarles, then the parties agree to seek a mutually agreeable resolution and if none is reached, Buyer shall have the right not to assume that Operating Agreement.

     Section 3.3 Personnel.  Buyer may make offers of employment to all
                 ---------
or some of the existing employees of Seller who meet Buyer's employment standards. Seller shall be responsible for payment to employees for wages and other benefits (including, but not limited to, hospitalization, retirement, health insurance and disability) due them for periods prior to Closing.

     Section 3.4 Bulk Sales Laws.  Buyer waives compliance by Seller of
                 ---------------
the applicable provisions of the Bulk Sales Laws. Seller agrees to indemnify and hold Buyer harmless from any liability or damages arising out of such waiver, provided, however, that such indemnification shall be limited to the amount then due under the Note and taken as an offset against the Note.

     Section 3.5 Buyer's Other Commitments.  Buyer agrees to pay all of
                 -------------------------
the Assumed Liabilities in a timely manner when due and complete all Work-in-Progress in a timely manner and perform and discharge all of the obligations under the Operating Agreements and indemnify and save Seller and ETS International, Inc. harmless from and against any and all claims, losses, expenses (including reasonable attorney's fees) and damages resulting from Buyer's failure to timely discharge and satisfy the Assumed Liabilities, Work-in-Progress or Operating Agreements.

     Section 3.6 Prohibited Solicitation and Competition.  The Buyer and
                 ---------------------------------------
Seller agree, in consideration for the sale hereunder, they will not, without the prior written consent of the other:

          (a) Provided Seller is not in breach of this Agreement, Buyer will not, for a period of five years from the Closing Date, either individually or on behalf of or through any third party, solicit, divert or appropriate or attempt to solicit, divert or appropriate, for the purpose of competing with the businesses of ETS International, Inc. as of the Closing Date or any of its subsidiaries, any customers of such entities; and/or

          (b) Provided Seller is not in breach of this Agreement, Buyer will not for a period of two years from the Closing Date, knowingly solicit, entice or persuade any employees of ETS International, Inc. or its subsidiaries to leave the services of such entities for any reason;

          (c) Provided Buyer is not in breach of this Agreement, Seller will not, for a period of five years from the Closing Date, either individually or on behalf of or through any third party, solicit, divert or appropriate or attempt to solicit, divert or appropriate, for the purpose of competing with the laboratory business of Buyer, any customers of such entities; and/or

          (d) Provided Buyer is not in breach of this Agreement, Seller will not for a period of two years from the Closing Date, knowingly solicit, entice or persuade any employees of Buyer or its subsidiaries to leave the services of such entities for any reason;

     Section 3.7 Limitations on Buyer's Activities.  Without prior
                 ---------------------------------
written consent of Seller, which consent shall not be unreasonably withheld, Buyer agrees that (i) no dividend will be declared on its shares of capital stock whether in cash, stock or property of any kind unless and until all installment payments then due on the Note shall have been made; (ii) no unreasonable increase in compensation or bonuses of any kind shall be voted, promised or paid to any employee of the Buyer unless and until all installment payments then due on the Note shall have been made; (iii) no assets (including the Assets) of Buyer shall be sold, assigned, pledged, hypothecated, transferred or otherwise used as security until the Note has been paid in full, except to secure a working line of credit; and (iv) Buyer shall not enter into any agreement, whether oral or written, with any person, individual, corporation, partnership or other legal stock entity calling for a merger, sale, acquisition of assets or stock or other transaction calling for the sale of all or any part of an interest in the capital stock or assets (except in ordinary course of business) of Buyer unless and until the Note shall have been paid in full or such transaction is conditioned on payment of the Note in full at closing.

     Section 3.8 Hazardous Waste Removal.  Seller agrees to properly
                 -----------------------
dispose of the barrels of hazardous waste generated by Seller's operations prior to Closing.

     Section 3.9 Accounts Receivable.
                 -------------------

          (a) At Closing Seller shall deliver to Buyer an accurate list of all its receivables. Buyer agrees to use its best efforts consistent with good business practice to collect such receivables, but it shall not be required to institute suit or incur any out-of-pocket expenses.

          (b)    If on that date which is six months after the Closing
Date the amount collected by Buyer through such date in respect of the receivables (excluding installments not then due and not in default) shown on the list of receivables is less than the adjusted value of accounts receivable as of the Closing Date in accordance with Section 2.5 hereof, then Seller agrees to apply toward the balloon payment due on the Note an amount equal to such deficiency. Buyer shall permit Seller and its employees, agents or representatives to have full access, on reasonable notice and during normal business hours, to its books and records for the purpose of verifying any amount claimed as a deficiency by Buyer, and Buyer shall furnish Seller such additional information regarding amounts actually collected by Buyer, as Seller may reasonably request.

          (c) With respect to any such receivable not collected by Buyer within six months after Closing, Buyer may elect to compromise or settle such receivable at less than the face amount thereof, in which event the uncollected portion shall not be taken into account in determining any deficiency payable by Seller unless Seller consented to such settlement. If Buyer elects to claim any deficiency hereunder, it shall assign without recourse to Seller all such receivables that were taken into account in determining the deficiency, in which case Seller may take such measures as it deems reasonable to collect such receivables. Buyer shall execute and deliver to Seller any instrument or document, and take any other steps, as may be reasonably requested by Seller in order to effect or further evidence any assignment of receivables pursuant to this subsection. Any amounts collected by Seller under this subsection shall be for Seller's sole benefit, and any amounts received by Buyer in respect of any such assigned accounts shall be immediately paid over to Seller.

     (d) Any amount received from a customer after Closing shall be applied first to reduce the amount of such customer's receivable generated theretofore unless the customer in writing specifies otherwise.


      ARTICLE IV - REPRESENTATIONS AND WARRANTIES OF SELLER
      -----------------------------------------------------

     The Seller represents, warrants and agrees as follows, which representations and warranties are true as of the date hereof, shall be true at Closing and shall survive Closing:

     Section 4.1 Corporate Status.  Seller is a corporation duly
                 ----------------
organized, validly existing and in good standing under the laws of the Commonwealth of Virginia and has full corporate power and authority to enter into this Agreement.

     Section 4.2 Authority.  The execution, delivery and performance of
                 ---------
this Agreement by Seller and Shareholder, and the performance by them of all actions contemplated hereby, have been duly and validly authorized by Seller's directors and the Shareholder; and this Agreement has been duly executed and delivered by Seller and Shareholder, constitutes their legal, valid and binding obligation and is enforceable against each of them in accordance with its terms.

     Section 4.3 Title to Assets.  The Assets are in existence.  Seller
                 ---------------
has good and valid fee simple title to the Assets, free and clear of all liens and encumbrances except the Assumed Liabilities and related liens and the lien of Tom Mammon. The liens of Tom Marmon will be released at Closing or shortly thereafter.

     Section 4.4 Condition of Assets.  Seller and Shareholder make no
                 -------------------
warranty whatsoever regarding the condition of the Assets. Seller expressly disclaims any implied warranty of merchantability or fitness for a particular purpose. Buyer accepts the Assets "AS IS, WHERE IS."


       ARTICLE V - REPRESENTATIONS AND WARRANTIES OF BUYER
       ---------------------------------------------------

     Buyer represents, warrants and agrees as follows:

     Section 5.1 Status.  Buyer is a corporation duly organized, validly
                 ------
existing and in good standing under the laws of the Commonwealth of Virginia.

     Section 5.2 Authorization of Agreement.  Buyer has power and
                 --------------------------
authority to make, execute, deliver and perform this Agreement and the transactions contemplated hereby and this Agreement has been duly authorized and approved by all required action. This Agreement constitutes a valid and binding agreement enforceable against Buyer in accordance with its terms, except to the extent limited by bankruptcy, insolvency or moratorium laws or equitable remedies.


                      ARTICLE VI - CLOSING
                      --------------------

     Section 6.1 Place and Date of Closing.  Consummation of the sale and
                 -------------------------
purchase provided for herein ("Closing") shall take place at the offices of Woods, Rogers & Hazlegrove, P.L.C., at 1:30 p.m. on October 31, 1997 (the "Closing Date"), or at such other time and place as the parties shall agree.

     Section 6.2 Closing Costs.  All transfer, recordation, titling taxes
                 -------------
and fees, if any, shall be borne by Buyer. Buyer shall be responsible for, and shall indemnify and save harmless Seller from and against, sales taxes (excluding any penalties or interest), if any, arising out of the purchase and sale of Assets hereunder.

     Section 6.3 Delivery by Seller.  At the Closing, the Seller shall
                 ------------------
deliver:

          1. Bills of sale, deeds, assignments, and other good and sufficient instruments of conveyance and transfer as shall be effective to vest good title to the Assets, all as provided in this Agreement;

          2. Titles to all motor vehicles and trucks, including trailers; and

          3. Any other document reasonably requested by Buyer or necessary for the consummation of the transactions contemplated by this Agreement.

     Section 6.4 Delivery by Buyer.  At the Closing, Buyer shall deliver:
                 -----------------

          (a)    the Promissory Note in the form of Exhibit 1;

          (b)    the Assumption Agreement in the form of Exhibit 3;

          (c)    the opinion of Buyer's counsel in the form of Exhibit 4;

          (d)    the Pledge Agreement in the form of Exhibit 2; and

          (e) any other documents reasonably requested by Seller or necessary for the consummation of the transactions contemplated by this Agreement.

                  ARTICLE VII - INDEMNIFICATION
                  -----------------------------

     Seller agrees to indemnify and hold Buyer, its officers, directors, employees and agents, harmless from damages, losses or expenses suffered or paid, directly or indirectly, as a result of any and all claims, demands, suits, causes of action, proceedings, judgments and liabilities, including reasonable legal fees, consulting fees and other professional fees incurred in litigation or otherwise, assessed, incurred or sustained by or against any of them with respect to or arising out of the failure or breach of any representation, warranty or agreement made by Seller in this Agreement or any agreement executed in connection with this Agreement or the removal of the hazardous waste as set forth in Section 3.8, or Seller's employment relationships with its employees. Seller's obligation to indemnify Buyer shall be limited to the outstanding amount then due on the Note and shall be offset against amounts due on the Note in the following order: first to the balloon payment and then to the installment payments in reverse chronological order.

     Buyer agrees to indemnify and hold Seller and ETS International, Inc., their respective officers, directors, employees and agents harmless from damages, losses or expenses suffered or paid, directly or indirectly, as a result of any and all claims, demands, suits, causes of action, proceedings, judgments and liabilities, including reasonable legal fees, consulting fees and other professional fees incurred in litigation or otherwise, assessed, incurred or sustained by or against Seller or Shareholder with respect to or arising out of the failure or breach of any representation, warranty or agreement made by Buyer in this Agreement or any agreement executed in connection with this Agreement.


                  ARTICLE VIII - MISCELLANEOUS
                  ----------------------------

     Section 8.1 Parties in Interest.  This Agreement shall be binding
                 -------------------
upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns.

     Section 8.2 Governing Law.  The validity and construction of this
                 -------------
Agreement shall be governed by the laws of the Commonwealth of Virginia.

     Section 8.3 Entire Agreement.  This Agreement, including the other
                 ----------------
documents referred to herein and supplementing documents delivered herewith which form a part hereof, contains the entire understanding of the parties hereto with respect to the subject matter contained herein and supersedes all prior agreements and understandings between the parties with respect thereto. This Agreement may not be changed orally but only by agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought. The representations and warranties set forth in this Agreement shall survive Closing. No provision of this Agreement shall be interpreted for or against either party hereto on the basis that such party was the draftsman of such provision and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

     Section 8.4 Broker's Commission.  Each party hereto will indemnify
                 -------------------
and hold harmless each other party from any commission, fee or claim of any person, firm or corporation employed or retained or claiming to be employed or retained by the indemnifying party to bring about, or to represent it in, the transactions contemplated hereby.

     Section 8.5 Notices.  Any notice, request, information or other
                 -------
document to be given hereunder to any of the parties by any other party shall be in writing and shall be given by hand delivery, telecopier, certified or registered U.S. mail or a private courier service which provides evidence of receipt as part of its service, as follows:

          (a)    If to the Seller addressed to:

                 ETS International, Inc.
                 1401 Municipal Road, NW
                 Roanoke, Virginia 24012
                 Attention:  John D. McKenna

          Copy to:

                 R. Neal Keesee, Jr., Esq.
                 Woods, Rogers & Hazlegrove, P.L.C.
                 First Union Tower, Suite 1400
                 10 South Jefferson Street
                 P. O. Box 14125
                 Roanoke, Virginia  24011
                 Facsimile No. (540) 983-7711

          (b)    If to the Buyer addressed to:

                 Q Enterprises, Inc.
                 P. O. Box 19345
                 Roanoke, Virginia  24019
                 Attention: James B. Quarles

          Copy to:

                 Clark H. Worthy, Esq.
                 Johnson, Ayers and Matthews
                 302 Second Street
                 Roanoke, Virginia 24011


Any party may change the address or telecopier number to which notices hereunder are to be sent to it by giving written notice of such change as herein provided. Any notice given hereunder shall be deemed given on the date of hand delivery, transmission by telecopier, deposit with the U.S. Postal Service or delivery to a courier service, as appropriate.

     Section 8.6 Severability.  If any provision of this Agreement is
                 ------------
determined to be illegal or unenforceable, such provision will be deemed amended to the extent necessary to conform to applicable law or, if it cannot be so amended without materially altering the intention of the parties, it will be deemed stricken and the remainder of the Agreement will remain in full force and effect.

     Section 8.7 Counterparts.  This Agreement may be executed in two or
                 ------------
more counterparts, all of which taken together shall constitute one document.

     Section 8.8 Third Party Beneficiary.  It is expressly agreed by the
                 -----------------------
parties that ETS International, Inc. Is a third party beneficiary of certain provisions of this Agreement.


               ARTICLE IX - POST CLOSING COVENANTS
               -----------------------------------

     Section 9.1 Affirmative Covenants of the Buyer.  Until the Note and
                 ----------------------------------
all other obligations for the payment of money contained herein are paid in full, unless the Seller (or holder of the Note) consents otherwise in writing, the Buyer covenants and agrees that it will:

     Section 9.1.1 Financial Reports and Other Data.  As soon as
                   --------------------------------
practicable after the end of each calendar month, quarter, and year and, except for circumstances beyond its control, not later than 45 days thereafter (or, where applicable, at such other time as provided herein) the Buyer shall deliver to the Seller (or holder of the Note):

          (a) Within 45 days after the end of its fiscal year, a balance sheet of the Buyer, and related statements of earnings, retained earnings and changes in financial condition for such year, including for the fiscal year end notes to such financial statements and any supplementary data, all in reasonable detail. All such statements and information shall be prepared in accordance with GAAP consistently applied.

          (b) A current list of equipment and real estate owned by the Corporation in reasonable detail so as to adequately describe and identify each item of equipment and parcel of real estate;

          (c) A work-in-progress report as of the end of such year and a summary of jobs completed during such year;

          (d) Copies of the income tax returns of the Buyer for such year (to be provided within 10 days of filing);

          (e) With reasonable promptness, such additional financial or other data as the Seller (or holder of the Note) may reasonably request from time to time and at any time to allow it to comply with its reporting and disclosure requirements as a publicly-held company.

     Section 9.1.2 Existence.  Do or cause to be done all things
                   ---------
necessary to preserve and to keep in full force and effect its corporate existence and its qualification to do business in each jurisdiction in which the transaction of its business makes such qualification necessary.

     Section 9.1.3 Insurance on Properties.  Keep its business and
                   -----------------------
properties insured at all times with responsible insurance companies and carry such types and amounts of insurance as is usually carried by corporations engaged in the same or a similar business similarly situated; provided, however, that the Buyer shall not be required to maintain property and casualty insurance on its business and equipment to the extent it has not historically done so.

     Section 9.1.4 Maintain Property.  Maintain its properties in good
                   -----------------
order and repair, normal wear and tear excepted. Notwithstanding the foregoing, Buyer shall not be required to replace or repair any of its properties or equipment that Buyer, in its reasonable discretion, determines is not necessary for the normal and customary operation of the business.

     Section 9.1.5 Rights to Inspection.  Permit any person designated
                   --------------------
by the Seller (or holder of the Note) to visit and inspect any of the properties, corporate books and financial reports of the Buyer and to discuss its affairs, finances and accounts with its principal officers and employees and accountants, all at such reasonable times and as often as the Seller (or holder of the Note) may reasonably request so as not to interfere with the normal operations of the Buyer and so as to allow Seller to comply with all of its reporting and disclosure requirements as a publicly held company.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.


                         ETS ANALYTICAL SERVICES, INC.



                         By   s/John D. McKenna
                              ------------------------------
                           Its CEO
                               -----------------------------


                         Q ENTERPRISES, INC.



                         By   s/James Quarles
                              ------------------------------
                           Its President
                               -----------------------------

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